Exhibit 10.8.36

                       FIRST STAGE AMENDMENT AND AGREEMENT

                               Re: 1999 D&O Loans

          THIS FIRST STAGE AMENDMENT AND AGREEMENT, dated as of March 20, 2002 (this "Agreement"), among Conseco, Inc. ("Conseco"), CDOC, Inc. ("CDOC"), CIHC, Incorporated ("CIHC"), JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent") and as Collateral Agent (in such capacity, the "Collateral Agent") and as Depositary Bank (in such capacity, the "Pledge Depositary Bank") in respect of that certain Cash Collateral Pledge Agreement, dated as of the date hereof, Bank of America, N.A as Collateral Agent (in such capacity, the "D&O Collateral Agent") and as Depositary Bank (in such capacity, the "Depositary Bank") in respect of that certain Amended and Restated Cash Collateral Pledge Agreement, dated as of November 22, 2000 (as amended, modified or otherwise supplemented from time to time), and the various financial institutions parties hereto (each a "Bank" and collectively, the "Banks").

                              W I T N E S S E T H:

          WHEREAS, Conseco, the Banks and the Administrative Agent are parties to that certain Agreement, dated as of September 22, 2000, relating to the 1999 Director and Officer Loan Credit Agreement (the "September 22, 2000 Agreement");

          WHEREAS, Conseco has requested that the Administrative Agent and the Banks amend the September 22, 2000 Agreement as more fully described herein;

          WHEREAS, CDOC, the D&O Collateral Agent and the Depositary Bank are parties to that certain Amended and Restated Cash Collateral Pledge Agreement, dated as of November 22, 2000 (as amended, modified or otherwise supplemented from time to time, the "Cash Collateral Agreement");

          WHEREAS, CDOC has requested that the Administrative Agent and the Banks amend the Cash Collateral Agreement as more fully described herein;

          WHEREAS, Conseco, pursuant to a Guaranty, dated as of November 22, 2000 (the "Conseco Guaranty") has guaranteed the obligations of the borrowers under the Credit Agreement, dated as of November 22, 2000, among the persons listed on the signature pages thereto as Borrowers, the Banks, and the Administrative Agent, relating to the refinancing of certain loans under that certain Credit Agreement, dated as of September 15, 1999, as terminated and replaced by that certain Termination and Replacement Agreement, dated as of May 30, 2000 (the "Credit Agreement");

          WHEREAS, Conseco has requested that the Administrative Agent and the Banks amend the Conseco Guaranty as more fully described herein;

          WHEREAS, CIHC, pursuant to a Guaranty and Subordination Agreement, dated as of November 22, 2000 (the "CIHC Guaranty"), has, among other things, guaranteed the obligations of Conseco under the Conseco Guaranty;

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          WHEREAS, CIHC has requested that the Administrative Agent and the
Banks amend the CIHC Guaranty as more fully described herein;

          WHEREAS, Articles II, III and IV to the Appendix to that certain Five-Year Credit Agreement, dated as of September 25, 1998, as amended (the "Five-Year Credit Agreement"), were incorporated by reference into the September 22, 2000 Agreement and Articles II, III and IV were incorporated by reference into the Conseco Guaranty;

          WHEREAS, the parties to the Five-Year Credit Agreement now wish to amend the Appendix and the parties hereto wish to consent to the amendment of the Appendix;

          WHEREAS, CDOC will enter into that certain Cash Collateral Pledge Agreement, dated as of March 20, 2002, among CDOC, as Grantor, and JPMorgan Chase as Collateral Agent and as Depositary Bank; and

          WHEREAS, Conseco will agree to pay certain fees as more fully described below;

          NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. DEFINITIONS. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned thereto in the Credit Agreement. As used herein, the following terms shall have the following meanings:

          "A.M. Best A- Status" shall have the meaning set forth in Section 1.01 of the Appendix.

          "Agreement Fee" shall have the meaning set forth in Section 7.1(a) hereof.

          "Appendix" shall have the meaning set forth in Section 6.1 hereof.

          "Appendix Amendment" shall have the meaning set forth in Section 6.1 hereof.

          "D&O Facilities" shall have the meaning set forth in Section 1.01 of the Appendix.

          "Effective Date" shall have the meaning set forth in Section 8 hereof.

          "Exchange Offer" shall have the meaning set forth in Section 1.01 of the Appendix.

          "Fees" shall have the meaning set forth in Section 7.1 hereof.

          "Specified D&O Facilities" shall have the meaning set forth in Section
          1.01 of the Appendix.

          "Trust Preferred Securities" shall have the meaning set forth in
          Section 1.01 of the Appendix.

          Section 2. AMENDMENTS TO SEPTEMBER 22, 2000 AGREEMENT.

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          2.1 Section 1.1 of the September 22, 2000 Agreement is hereby amended as follows:

          (a) The definition of "Cash Collateral Deposits" is hereby added to
          Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Cash Collateral Deposits" shall have the meaning set forth in Section 5(d) hereof.

          (b) The definition of "Cash Collateral Pledge Agreement" is hereby added to Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Cash Collateral Pledge Agreement" shall mean the Cash Collateral Pledge Agreement, dated as of March 20, 2002, among CDOC and JPMorgan Chase Bank as Collateral Agent and as Depositary Bank.

          (c) The definition of "Cash Collateral Pledgor" is hereby added to
          Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Cash Collateral Pledgor" shall mean one or more entities, which, from time to time, pledge Cash Collateral Deposits pursuant to Section 5 or cash collateral deposits pursuant to Section 5A hereof.

          (d) The definition of "CDOC" is hereby added to Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "CDOC" shall mean CDOC, Inc., a Delaware corporation.

          (e) The definition of "Collateral Agent" is hereby added to Section
          1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Collateral Agent" shall mean JPMorgan Chase Bank (or its successor) as collateral agent under the Cash Collateral Pledge Agreement.

          (f) The definition of "Conseco Finance Distributed Cash Flow" is hereby added to Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Conseco Finance Distributed Cash Flow" means, the sum, without duplication, of (a) dividend and redemption payments in cash to Conseco or CIHC by Conseco Finance, plus (b) interest paid in cash to Conseco or CIHC by Conseco Finance pursuant to any intercompany Indebtedness owing by Conseco Finance to Conseco or CIHC (minus any interest paid in cash to Conseco Finance by Conseco or CIHC) plus (c) amounts paid in cash to Conseco under the Tax Sharing Agreement by Conseco Finance (minus any such amounts required to be paid by Conseco to the Internal Revenue Service or any state taxing authority attributable to Conseco Finance and/or its direct and indirect

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          subsidiaries), plus (d) amounts paid in cash to Conseco or CIHC by
          Conseco Finance as principal payments on the Promissory Note dated as of September 22, 2000 with an original principal balance of $1,460,799,080, plus (e) other amounts paid in cash to Conseco or CIHC by Conseco Finance, minus (f) amounts paid by Conseco Finance to Conseco or CIHC to repay Investments made by Conseco or CIHC to Conseco Finance to the extent such Investments are permitted by
          Section 4.09 of the Appendix, minus (g) amounts otherwise constituting "Conseco Finance Distributed Cash Flow" that are required to be applied to one or more of the Facilities pursuant to Section 2.01 of the Appendix at such times (and only at such times) as clause second of Section 2.01(b) of the Appendix governs the application of Available Net Proceeds, minus (h) amounts paid to Conseco or its affiliates by Conseco Finance and/or its direct and indirect subsidiaries in respect of reasonable expense reimbursements, allocations or costs incurred or paid by Conseco or its affiliates.

          (g) The definition of "D&O Cash Collateral Agreement" is hereby added to Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "D&O Cash Collateral Agreement" shall mean the Amended and Restated Cash Collateral Pledge Agreement, dated as of November 22, 2000, as amended, modified or supplemented from time to time, among CDOC and Bank of America, N.A. as Collateral Agent and as Depositary Bank.

          (h) The definition of "D&O Collateral Agent" is hereby added to
          Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "D&O Collateral Agent" shall mean Bank of America, N.A. (or its successor) as collateral agent under the D&O Cash Collateral Agreement.

          (i) The definition of "Depositary Bank" is hereby added to Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Depositary Bank" shall mean Bank of America, N.A. (or its successor) as depositary bank under the D&O Cash Collateral Agreement.

          (j) The definition of "Loan Documents" is hereby added to Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Loan Documents" shall mean, collectively, this Agreement, the Notes, if any, the Conseco Guaranty, the Pledge Agreement, the Collateral Agreement, the Collateral Sharing Agreement, the Subordinated Pledge Agreement Re 1997 Shares, the Subordinated Pledge Agreement Re 1998 Shares, the AC Pledge Agreement, the Borrower Acknowledgment and Release, the CIHC Guaranty, the D&O Cash Collateral Agreement, the Cash Collateral Pledge Agreement and any and all other documents or instruments furnished or required to be furnished in connection with any of the foregoing, as the same may be amended or modified in accordance with this Agreement.

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          (k) The definition of "Pledge Depositary Bank" is hereby added to
          Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Pledge Depositary Bank" shall mean JPMorgan Chase Bank (or its successor) as depositary bank under the Cash Collateral Pledge Agreement.

          (l) The definition of "Required Banks" is hereby added to Section 1.1 of the September 22, 2000 Agreement in its proper alphabetical order and reads as follows:

          "Required Banks" shall have (a) with respect to the Loans, the meaning assigned thereto in the Loan Documents and (b) with respect to the New Loans, the meaning assigned thereto in the New Loan Documents.

          2.2 Sections 5(c) and 5(d) are hereby added to the September 22, 2000 Agreement to read as follows:

          "(c) Waterfall Deposits. The Guarantor hereby acknowledges its obligations under Article II of the Appendix, which are hereby incorporated by this reference.

          (d) General. All Cash Collateral Deposits deposited pursuant to
          Section 5 (c) (i.e. incorporation of Article II of the Appendix) (collectively, the "Cash Collateral Deposits") shall be deposited in immediately available funds with the D&O Collateral Agent (to be held and applied pursuant to the provisions of the D&O Cash Collateral Agreement). The Guarantor's obligation to make or cause to be made the Cash Collateral Deposits: (i) shall be irrevocable, unconditional, and absolute, (ii) shall create a continuing security interest in the Cash Collateral Deposits until payment in full of all of the secured obligations and shall not be subject to any right of withdrawal by the Guarantor, (iii) shall apply to the Guarantor's obligations under the D&O Facilities (irrespective as to whether the underlying D&O Facilities have been refinanced by new loans made by the pertinent bank group of the type described in Section 2 hereof (unless such new loans have been subsequently paid in full)), (iv) shall include, without limitation, the obligation to execute and deliver or cause to be executed and delivered each pertinent D&O Cash Collateral Agreement (and any agreements to be executed in connection therewith such as account agreements), and (v) consistent with the foregoing (and with
          Section 9 hereof) shall not terminate in the event that this Agreement shall otherwise be terminated pursuant to its provisions."

          2.3 Section 5(e) is hereby added to the September 22, 2000 Agreement to read as follows:

          "(e) The Guarantor may, at its option, direct the Administrative Agent to apply the cash collateral provided by CDOC in respect of the Specified D&O Facilities as follows: (i) to the payment of the Specified D&O Facilities (or to all the D&O Facilities, as applicable under Article II of the Appendix), pro rata as to the Specified D&O Facilities (or to all the D&O Facilities, as applicable under Article II of the Appendix), but such allocation thereof need not be pro rata

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

          as to the underlying borrowers; (ii) to the payment under the New Conseco Guaranty of the Specified D&O Facilities (or to all the D&O Facilities, as applicable under Article II of the Appendix), pro rata as to the Specified D&O Facilities (or to all the D&O Facilities, as applicable under Article II of the Appendix), but such allocation thereof need not be pro rata as to the underlying borrowers or (iii) to the Guarantor's purchase of Borrowers' loans, subject to intercreditor rights satisfactory to the Required Banks and the Guarantor, provided that the Guarantor may only purchase an individual Borrower's loans if the Guarantor simultaneously purchases all loans under the D&O Facilities of such Borrower. To the extent the Guarantor purchases an individual Borrower's loans pursuant to clause (iii) of the preceding sentence, each Bank hereby consents to the Administrative Agent (in its sole discretion) entering into an amendment of the Credit Agreement with such Borrower subsequent to the Effective Date which (x) amends the definition of "Eligible Assignee" in the New Loan Documents to include the Guarantor and (y) provides for any other amendments of any other provisions of the New Loan Documents necessary to provide that the purchase of such Borrower's loans may be non-pro-rata as to the assigning Bank and the other underlying Borrowers."

          2.4 A new Section 5A is hereby added to the September 22, 2000 Agreement to read as follows:

          "(a) On the Amendment Effective Date and thereafter, within three Business Days after Conseco receives any Net Proceeds ("GM Net Proceeds") from any Disposition of any right or interest of Conseco or any of its Subsidiaries in the General Motors Building (such GM Net Proceeds less the statutory carrying value of Conseco and its Subsidiaries in respect of the General Motors Building, the "GM Gain"), (i) 10% of the first $250,000,000 of such GM Gain and (ii) 100% of such GM Gain in excess of $250,000,000, in each case, shall be applied to the $144 Million D&O Facility in the manner described in
          Section 5A(d). Conseco agrees to use its reasonable best efforts to cause any GM Net Proceeds to be received by Conseco promptly after any Disposition of any right or interest of Conseco or any of its Subsidiaries in the General Motors Building.

          (b) If on or prior to June 30, 2003 Conseco and its Subsidiaries have not applied any funds to the $144 Million D&O Facility pursuant to
          Section 5A(a) as a result of the Disposition of their material rights and interests in the General Motors Building, then on June 30, 2003 and thereafter 25% of Conseco Finance Distributed Cash Flow shall be applied within three Business Days of receipt by Conseco or CIHC to the $144 Million D&O Facility in the manner described in Section 5A(d).

          (c) On January 1, 2004 and thereafter, if (A) Conseco and its Subsidiaries have Disposed of some or all of their material rights and interests in the General Motors Building and (B) the amount applied to the $144 Million D&O Facility pursuant to this Section 5A does not equal or exceed $50,000,000, then on such date and thereafter 25% of

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          Conseco Finance Distributed Cash Flow shall be applied within three
          Business Days of receipt by Conseco or CIHC to the $144 Million D&O Facility in the manner described in Section 5A(d).

          (d) The amounts applied to the $144 Million D&O Facility pursuant to this Section 5A shall not exceed $50,000,000. The amounts applied to the $144 Million D&O Facility, at the discretion of Conseco, shall be either (i) deposited in a cash collateral account pursuant to the Cash Collateral Pledge Agreement, (ii) applied to purchase or repay "Loans" made to the individual borrowers pursuant to the $144 Million D&O Facility or (iii) applied to pay the Conseco Guaranty for the $144 Million D&O Facility.

          (e) All cash collateral deposits deposited pursuant to this Section 5A shall be deposited in immediately available funds with the Collateral Agent (to be held and applied pursuant to the provisions of the Cash Collateral Pledge Agreement). The Guarantor's obligation to make or cause to be made such cash collateral deposits: (i) shall be irrevocable, unconditional, and absolute, (ii) shall create a continuing security interest in such cash collateral deposits until payment in full of all of the secured obligations and shall not be subject to any right of withdrawal by the Guarantor, (iii) shall apply to the Guarantor's obligations under the $144 Million D&O Facility,
          (iv) shall include, without limitation, the obligation to execute and deliver or cause to be executed and delivered the Cash Collateral Pledge Agreement (and any agreements to be executed in connection therewith such as account agreements), and (v) consistent with the foregoing (and with Section 9 hereof) shall not terminate in the event that this Agreement shall otherwise be terminated pursuant to its provisions."

          2.5 A new Section 8(h) is hereby added to the September 22, 2000 Agreement to read as follows:

          "(h) (i) A Cash Collateral Pledgor shall have failed timely to deposit with the D&O Cash Collateral Agent pursuant to Section 5 or the Collateral Agent pursuant to Section 5A any amount required to be deposited pursuant to Section 5 hereof or Section 5A hereof, in each case within 5 days of the date it is due; (ii) the D&O Collateral Agent shall not have an exclusive, perfected first security interest in the Cash Collateral Deposits; or (iii) the Collateral Agent shall not have an exclusive, perfected first security interest in the cash collateral deposits made pursuant to Section 5A."

          2.6 Section 12.3 of the September 22, 2000 Agreement is hereby amended by adding in the first sentence thereof after the second reference to "Administrative Agent" a reference to ", the D&O Collateral Agent, the Collateral Agent, the Depositary Bank, the Pledge Depositary Bank".

          Section 3. AMENDMENTS TO CASH COLLATERAL AGREEMENT. The following sentence shall be added at the end of Section 4.5 of the Cash Collateral
Agreement: "The Grantor shall have the right to make withdrawals to the extent

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such withdrawals are simultaneously applied as set forth in Section 5(e) of the
Agreements Re: Specified D&O Facilities."

          Section 4. AMENDMENTS TO CONSECO GUARANTY.

          4.1 Section 2.6 of the Conseco Guaranty is hereby amended by the addition of the following at the end of such section:

          "If for any reason the Guarantor believes that any payment made by it of the Guaranteed Obligations would not be subject to subrogation rights under this Section 2.6, the Guarantor and the Required Banks in their sole discretion, may agree to an alternative procedure to preserve substantially equivalent rights to the Guarantor and substantially equivalent economic results for the Banks. Without limiting the foregoing, if the Guarantor is paying all the Guaranteed Obligations of a participant Borrower, the Banks will assign their rights in respect of said Guaranteed Obligations to the Guarantor, subject to intercreditor rights satisfactory to the Required Banks and the Guarantor."

          4.2 Section 3.4 of the Conseco Guaranty is hereby amended and restated in its entirety to read as follows:

          "SECTION 3.4. Margin Regulations.

          (a) None of the transactions contemplated hereunder or in connection herewith will in any way violate, contravene or conflict with any of the provisions of Regulation U;

          (b) None of the obligations of any Borrower to Guarantor is or will be directly or indirectly secured by "margin stock" (as defined in Regulation U) unless the Guarantor complies with the provisions of Regulation U in connection therewith;

          (c) Neither Guarantor nor any third party acting on behalf of Guarantor has taken or will take possession of any Borrower's "margin stock" to secure, directly or indirectly, any of the Guaranteed Obligations of such Borrower or the obligations of Guarantor under this Guaranty unless Guarantor complies with the provisions of Regulation U in connection therewith;

          (d) Guarantor does not and will not have any right to prohibit any Borrower from selling, pledging, encumbering or otherwise disposing of any margin stock owned by such Borrower so long as this Guaranty is in effect or any of the Guaranteed Obligations of such Borrower or the obligations of Guarantor under this Guaranty remain outstanding unless Guarantor complies with the provisions of Regulation U in connection therewith;

          (e) None of the Borrowers have granted or will grant Guarantor or any third party acting on behalf of Guarantor the right to accelerate repayment of any of the Guaranteed Obligations of such Borrower if any

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          of the margin stock owned by such Borrower is sold by such Borrower or otherwise unless Guarantor complies with the provisions of Regulation
          U in connection therewith; and

          (f) There is no agreement or other arrangement between any Borrower and Guarantor or any third party acting on behalf of Guarantor (and no such agreement or arrangement shall be entered into so long as this Guaranty is in effect or any of the Guaranteed Obligations of such Borrower or the obligations of Guarantor under this Guaranty remain outstanding) under which the margin stock of such Borrower would be made more readily available as security to Guarantor than to other creditors of such Borrower unless Guarantor complies with the provisions of Regulation U in connection therewith."

          4.3 Section 4.3 of the Conseco Guaranty is hereby amended and restated in its entirety to read as follows:

          "SECTION 4.3. Limitation on Additional Purpose Credit. Notwithstanding any other provision of this Guaranty, the Credit Agreement or the Revolving Credit Agreement to the contrary, Guarantor will not, and will not permit any of its Wholly-Owned Subsidiaries and/or Significant Subsidiaries to incur or assume any Indebtedness which constitutes "purpose credit" secured "directly or indirectly" (as defined in Regulation U) by Margin Stock unless Guarantor complies with the provisions of Regulation U."

          Section 5. AMENDMENT TO CIHC GUARANTY. Section 5.14 of the CIHC Guaranty is hereby deleted.

          Section 6. CONSENT.

          6.1 The parties hereto consent to the amendment of the Appendix as attached hereto as Exhibit A (the "Appendix Amendment"). The parties hereto further agree that all references in the September 22, 2000 Agreement and the Conseco Guaranty to the Appendix shall mean the Appendix as so amended by the Appendix Amendment (the "Appendix").

          6.2 Conseco may, at its option, make payments or purchases under the Specified D&O Facilities (or to all the D&O Facilities, as applicable under Article II of the Appendix or the related Conseco guaranty), pro rata as to the Specified D&O Facilities (or to all the D&O Facilities, as applicable under Article II of the Appendix), but such allocation thereof need not be pro rata as to the underlying borrowers.

          Section 7. FEES.

          7.1 Conseco hereby agrees that, upon the effectiveness of this Agreement pursuant to the provisions of Section 8 hereof, Conseco shall be obligated to pay, and shall pay, to the Administrative Agent, for the pro rata benefit of the Banks, the following fees (the "Fees"):

          (a) On the Effective Date, an agreement fee (the "Agreement Fee") in immediately available funds equal 0.50% of the principal amount of the Loans outstanding on such date, net of a proportionate share (which

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          share shall equal the share of the Loans payable to such Bank divided by the outstanding Loans under all the Specified D&O Facilities) of the cash collateral then on deposit securing Conseco's obligations relating to the Credit Agreement; provided that the Agreement Fee shall only be payable to those Banks that execute and deliver this Agreement by March 20, 2002; and

          (b) From and after the Effective Date and until all Loans are paid in full, a continuing per annum fee equal to 0.75% of all Loans then outstanding, payable quarterly in arrears, quarterly on the last Business Day of each calendar quarter, with payment commencing on March 31, 2002.

          7.2 Conseco's obligation to pay each of the Fees shall be irrevocable, unconditional, and absolute and, consistent therewith, shall not terminate in the event that this Agreement shall otherwise be terminated pursuant to its provisions. Such fees shall be in addition to any fees provided for under the September 22, 2000 Agreement or the Credit Agreement.

          Section 8. CONDITIONS PRECEDENT. This Agreement shall become effective on such date (the "Effective Date") when each of the conditions precedent set forth in this Section 8 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to Conseco and the Banks.

          8.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent:

          (a) This Agreement, duly executed by Conseco, CDOC, CIHC, the Administrative Agent and the Required Banks;

          (b) A certificate of the Secretary or Assistant Secretary of Conseco
          (i) certifying the names and true signatures of the officers of Conseco authorized to execute, deliver and performance, as applicable, this Agreement, and all other documents to be delivered by it hereunder and (ii) attaching copies of the resolutions of the board of directors of Conseco authorizing the transactions contemplated hereby;

          (c) A certificate of the Secretary or Assistant Secretary of CIHC (i) certifying the names and true signatures of the officers of CIHC authorized to execute, deliver and perform, as applicable, all documents to be delivered by it hereunder and (ii) attaching copies of the resolutions of the board of directors of CIHC authorizing the transactions contemplated hereby;

          (d) A certificate of the Secretary or Assistant Secretary of CDOC (i) certifying the names and true signatures of the officers of CDOC authorized to execute, deliver and perform, as applicable, all documents to be delivered by it hereunder and (ii) attaching copies of the resolutions of the board of directors of CDOC authorizing the transactions contemplated hereby;

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          (e) The Reaffirmation of (i) the Conseco Guaranty, (ii) the CIHC
          Guaranty and (iii) the Amended and Restated Cash Collateral Agreement, in the form of Exhibit B attached hereto;

          (f) The opinion of David K. Herzog, counsel of Conseco and CIHC, substantially in the form of Exhibit C, and addressing such other legal matters as the Administrative Agent may reasonably require;

          (g) The opinion of Weil, Gotshal & Manges LLP, outside counsel to Conseco and CIHC, substantially in the form of Exhibit D, and addressing such other legal matters as the Administrative Agent may reasonably require;

          (h) Duly authorized, executed and delivered copies of (i) the First Stage Amendment and Agreement Re: 1997 D&O Loans, dated as of March 20, 2002, (ii) the First Stage Amendment and Agreement Re:
          Non-Refinanced 1998 D&O Loans, dated as of March 20, 2002 and (iii) the First Stage Amendment and Agreement Re: 1998 D&O Loans, dated as of March 20, 2002, substantially in the form hereof;

          (i) A duly authorized, executed and delivered copy of the Cash Collateral Pledge Agreement;

          (j) A duly authorized, executed and delivered copy of Third Amendment to Five-Year Credit Agreement, dated as of March 20, 2002, among Conseco, the various financial institutions party thereto, and Bank of America, N.A. as agent thereunder; and

          (k) Receipt by the Administrative Agent of a letter to the Banks evidencing Conseco's understanding if scheduled payments are not made on or before the date that such scheduled payments become due and payable in respect of all Trust Preferred Securities, a downgrade from A.M. Best A- Status would occur.

        8.2 Additional Conditions. The effectiveness of this Agreement and the consent of the Banks are subject to the following further conditions precedent:

          (a) With respect to Conseco, no Default exists and no Event of Default will exist after giving effect to this Agreement;

          (b) The representations and warranties of Conseco contained in Article III of the Conseco Guaranty, are true and correct in all material respects with the same effect as though made on the Effective Date, except, to the extent that any such representations and warranties relate expressly to an earlier date, such representations and warranties shall have been true and correct in all material respects as of such earlier date;

          (c) No Material Litigation exists other than the litigation described in Schedule I attached hereto;

          (d) No Material Adverse Change has occurred with respect to Conseco or CIHC since September 30, 2001 (except for changes in or adverse effects upon, the business, properties, condition (financial or otherwise) of Conseco and CIHC as disclosed in press releases, public filings or otherwise in writing to the Administrative Agent);

          (e) Conseco shall have paid all accrued and unpaid fees, costs, expenses and other disbursements to date, including attorneys' fees and costs, including those to be incurred in connection, negotiation, and execution of this Agreement. Conseco shall remain liable and shall promptly reimburse the Administrative Agent for such future fees, costs expenses and other disbursements as provided for in the existing Loan Documents;

          (f) The Banks, with the approval of Conseco, shall have hired Ernst & Young LLP as a financial advisor to review the financial condition and performance of Conseco and its Subsidiaries, and the Administrative Agent shall be satisfied as to the duration and scope of such review; and

          (g) The Exchange Offer and the disclosures made in connection therewith (including, without limitation, pursuant to the related offering memorandum) shall be on terms and conditions satisfactory to the Administrative Agent.

          Section 9. MISCELLANEOUS.

          9.1 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          9.2 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

          9.3 Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          9.4 Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          9.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                               [signatures follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  CONSECO, INC.



                                  By:  /s/ James S. Adams
                                       ----------------------------------------
                                       Name:  James S. Adams
                                       Title: Senior Vice President, Chief
                                              Accounting Officer and Treasurer

                                  CIHC, INCORPORATED



                                  By:  /s/ William T. Devanney, Jr.
                                       ----------------------------------------
                                       Name:  William T. Devanney, Jr.
                                       Title: Senior Vice President,
                                              Corporate Taxes

                                  CDOC, INC.



                                  By:  /s/ William T. Devanney, Jr.
                                       ----------------------------------------
                                       Name:  William T. Devanney, Jr.
                                       Title: Senior Vice President,
                                              Corporate Taxes

                                  JPMORGAN CHASE BANK, as Administrative Agent, as a Bank, as Collateral Agent and as Pledge Depositary Bank



                                  By:  /s/ Helen L. Newcomb
                                       ----------------------------------------
                                       Name:  Helen L. Newcomb
                                       Title: Vice President


                                  BANK OF AMERICA, N.A., as a Bank, as D&O
                                  Collateral Agent and as Depositary Bank


                                  By:  /s/ Bridget Garavalia
                                       ----------------------------------------
                                       Name: Bridget Garavalia
                                       Title: Managing Director

                                   Schedule I

                               Material Litigation

          Litigation described in Form 10-Q of Conseco, Inc. for the quarterly period ended September 30, 2001.

          Donald J. Trump v. Conseco, Inc., et al.

                                   Schedule I

                                    APPENDIX
                                    AMENDMENT

               AMENDMENT, dated as of March 20, 2002 (this "Amendment"), to the Conseco, Inc. Appendix, dated as of September 22, 2000 (the "Appendix").

               1. Definitions. Unless otherwise defined herein, terms defined in the Appendix and used herein shall have the meanings given to them in the Appendix.

               Amendment to Section 1.01. Section 1.01 is hereby amended as follows:

                    (i) (a) by deleting in its entirety the definition of "Cash on Hand Target".

               (b) by amending the definition of "Conseco Adjusted Earnings" as follows:

                    (i) by deleting the term "non-cash" each time it appears in clauses (f) and (g) thereof;

                    (ii) by deleting the phrase "(provided that the after tax amounts described in clauses (f) and (g) shall not exceed in the aggregate $500,000,000 for any Calculation Period ending on or before September 30, 2001, and $50,000,000 for any Calculation Period ending thereafter)" where it appears after clause (g) thereof and inserting in lieu thereof the following:

               "(provided that the after tax amounts described in clauses (f) and (g) shall not exceed (i) more than $500,000,000 in the aggregate accrued or incurred during Fiscal Year 2002 (provided that no more than $50,000,000 (accrued or incurred during Fiscal Year 2002) of such expenses, losses or other charges in the aggregate may be in cash), and (ii) more than $50,000,000 in the aggregate accrued or incurred for any Fiscal Year thereafter)"; and

                    (iii) by inserting the following sentence at the end thereof:

               "Notwithstanding the foregoing, Conseco Adjusted Earnings shall exclude any income or gain, or expense, loss or charge, (x) associated with Conseco's ownership of AT&T Wireless Stock, (y) resulting from any impairment of the D&O Facilities or (z) set forth on Annex II attached hereto, provided that the amounts set forth for the fiscal periods on such Annex may be excluded in the applicable Calculation Period prior to the date of the Amendment as well as any Calculation Period after the date of the Amendment that includes such fiscal period(s)."

               (c) by amending the definition of "Conseco Finance Tangible Net Worth" by deleting the text of clause (b) where it occurs in the definition thereof and inserting in lieu thereof the following:

                    "(b) any charges specified in clause (f) or (g) of the definition of Conseco Adjusted Earnings; provided that such charges shall not be permitted to exceed $150,000,000 on an after tax basis in the aggregate and no more than $15,000,000 of such $150,000,000 of charges on an after-tax basis may be in cash"

               (d) by amending the definition of "Interest Coverage Ratio" by inserting the following sentence at the end thereof:

                    "For purposes of determining the Interest Coverage Ratio, the term "Conseco Available Cash Flow" shall exclude the amount of (i) Net Proceeds received by Conseco in connection with any Disposition of any right or interest of Conseco or any of its Subsidiaries in the General Motors Building less
                    (ii) the statutory carrying value of Conseco and its Subsidiaries in respect of the General Motors Building (the amount of clause (i) less the amount of clause (ii), the "GM Gain"); provided, that in connection with determining the Interest Coverage Ratio for purposes of compliance with any conditions precedent to an extension of the maturity date of the $1.5 Billion Facility or any of the D&O Facilities, only the first $250,000,000 of any such GM Gain may be included in such determination."

               (e) by amending the definition of "Relevant CIHC Guaranty" by deleting the second sentence thereof.

               (f) by deleting in its entirety the definition of "$144 Million D&O Credit Agreement" and inserting in lieu thereof the following:

                    "$144 Million D&O Credit Agreement" means the Credit Agreement, dated as of November 22, 2000, as amended, supplemented or otherwise modified or refinanced, among the individual borrowers parties thereto, the banks parties thereto and JPMorgan Chase Bank as administrative agent (relating to all of the then-existing loans under the $144 Million D&O Facility).

               (g) by deleting in its entirety the definition of "$181 Million D&O Credit Agreement" and inserting in lieu thereof the following:

                    "$181 Million D&O Credit Agreement" means collectively (i) the Credit Agreement, dated as of August 21, 1998, among the individual borrowers parties thereto, the banks parties thereto and Bank of America, N.A., as administrative agent, as amended, supplemented or otherwise modified or refinanced, and (ii) the Credit Agreement, dated as of November 22, 2000, as amended, supplemented or otherwise modified or refinanced, (relating to certain but not all of the then-existing loans under the $181 Million D&O Facility) pursuant to which Bank of America, N.A. is the administrative agent.

               (h) by deleting in its entirety the definition of "$245 Million D&O Credit Agreement" and inserting in lieu thereof the following:

                    "$245 Million D&O Credit Agreement" means the Credit Agreement, dated as of November 22, 2000, as amended, supplemented or otherwise modified or refinanced, among the individual borrowers parties thereto, the banks parties thereto and Bank of America, N.A., as administrative agent (relating to all of the then-existing loans under the $245 Million D&O Facility).

               (i) by adding thereto the following new definitions in the appropriate alphabetical order:

                    "Amendment" means this Amendment, dated as of March 202002, in respect of the Appendix.

                    "Amendment Effective Date" means the "Effective Date" as defined in the Amendment.

                    "AT&T Wireless Stock" means 10,319,050 shares of AT&T Wireless Services, Inc. common stock par value $.01 per share.

                    "Exchange Offer" means the exchange offer pursuant to the Offering Memorandum dated as of March 18, 2002, pursuant to which Conseco offered to exchange Specified Existing Public Debt for New Exchange Offer Public Debt in accordance with the terms of such Offering Memorandum, any exchange offer in connection with the registration of the New Exchange Offer Public Debt with the Securities and Exchange Commission and any exchange offer on terms substantially similar to the foregoing exchange offers.

                    "General Motors Building" means the building located at 767 5th Avenue, New York, NY 10153.

                    "New Exchange Offer Public Debt" means the senior notes issued pursuant to an Exchange Offer in exchange for Specified Existing Public Debt or other New Exchange Offer Public Debt.

                    "Specified Existing Public Debt" means collectively Conseco's 8.5% Senior Notes due October 15, 2002, 6.4% Senior Notes due February 10, 2003, 8.75% Senior Notes due February 9, 2004, 6.8% Senior Notes due June 15, 2005, 9% Senior Notes due October 15, 2006 and 10.75% Senior Notes due June 15, 2008.

                    "Trigger Date" means (i) in the case of the sale of Sufficient Assets, the Reduction Date and (ii) in the case of any other Approved Strategic Alternative, the date such Approved Strategic Alternative is approved by the Required Banks.

               2. Amendment to Section 1.03. Section 1.03 of the Appendix is hereby amended by inserting at the end thereof a new Section 1.03(c):

                    "(c) For purposes of calculating any financial covenants or related definitions hereunder, any charges taken to writeoff goodwill to the extent required by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants Statement No. 142 shall be excluded."

               (a) Amendment to Section 2.01. (a) Section 2.01(a) of the Appendix is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                    "(a) [Intentionally Omitted.]"

               (b) Section 2.01(b) of the Appendix is hereby amended by deleting such Section 2.01(b) in its entirety and substituting in lieu thereof the following:

                    "(b) On the Amendment Effective Date and thereafter, within three Business Days after Conseco or any of its Subsidiaries receives any Available Net Proceeds, such Available Net Proceeds shall be applied as follows: first, the first $352,000,000 shall be retained by Conseco; second, the next $313,000,000 shall be applied pro rata to the $1.5 Billion Facility and the Specified D&O Facilties (in the manner contemplated by Section 2.02(c)); third, following the application of $313,000,000 pursuant to clause second above and thereafter until the earlier of (i) December 31, 2003 and (ii) the application of an additional $250 million pursuant to this clause, 50% per transaction of any Available Net Proceeds shall be retained by Conseco and 50% per transaction of any Available Net Proceeds shall be applied pro rata to the $1.5 Billion Facility and the Specified D&O Facilities (in the manner contemplated by Section 2.02(c)); fourth, after the earlier of (i) December 31, 2003 and (ii) the application of an additional $250 million pursuant to clause third above, 25% per transaction of any Available Net Proceeds shall be retained by Conseco and 75% per transaction of any Available Net Proceeds shall be applied pro rata to the $1.5 Billion Facility and the Specified D&O Facilities (in the manner contemplated by Section 2.02(c)); and fifth, after March 31, 2004, 50% per transaction of any Available Net Proceeds shall be retained by Conseco and 50% per transaction of any Available Net Proceeds shall be applied pro rata to the $1.5 Billion Facility and the Specified D&O Facilities (in the manner contemplated by Section 2.02(c)); provided that in the event that the Relevant Banks under the D&O Facilities agree to grant Conseco an option to extend the date by which Conseco is required to pay, purchase or cash collateralize in full the D&O Facilities or the related Conseco Guaranty from December 31, 2003 until March 31, 2005, the application of Available Net Proceeds pursuant to this Section 2.01(b) to the $1.5 Billion Facility and the D&O Facilities shall be as follows: (i) in clause second above, after $50,000,000 of Available Net Proceeds have been applied to the Specified D&O Facilities, the remainder shall be applied pro rata to the $1.5 Billion Facility and the D&O Facilities (in the manner contemplated by Section 2.02(c)); and (ii) in clauses third, fourth and fifth above, the references to the Specified D&O Facilities shall be deemed to be references to the D&O Facilities. Any Available Net Cash Proceeds referred to in this paragraph as being available for retention by Conseco (A) must, if received by a Subsidiary, be distributed to Conseco for such purpose if such distribution is not prohibited by law, rule or regulation or the Lehman Agreement and (B) may be used by Conseco for any purpose permitted by this Appendix.

               (c) Section 2.01(c) is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                    "(c) [Intentionally Omitted]."

               (d) Amendment to Section 2.02. (a) Section 2.02(a) is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                    "(a) [Intentionally Omitted]."

               (e) Section 2.02(b) is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                    "(b) [Intentionally Omitted]."

               (f) Section 2.02(c) is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                    "(c) Any application of Available Net Proceeds allocated to the $1.5 Billion Facility and the Specified D&O Facilities or the D&O Facilities, as applicable, pursuant to Section 2.01(b) (and any application of Net Proceeds pursuant to clause (a)(ii) of the definition of "Exempt Waterfall Amounts") shall be allocated ratably to each such Facility based on the aggregate Exposure then outstanding under such Facilities, and ratably to the Exposure of each Bank under each such Facility. The Available Net Proceeds so allocated to each Specified D&O Facility and D&O Facility, as applicable, at the discretion of Conseco, shall be either
                    (i) deposited in a cash collateral account pursuant to the applicable Cash Collateral Agreement or (ii) applied to purchase or repay "Loans" made to the individual borrowers pursuant to the applicable Specified D&O Facility or D&O Facility, as applicable or (iii) applied to pay the related Conseco Guaranty."

               (g) Amendment to Article III. Article III of the Appendix is hereby amended by adding at the end thereof the following new Sections 3.12 and 3.13:

                    "3.12. Hiring of Ernst & Young. Conseco hereby agrees to (i) the hiring by the Banks of Ernst & Young LLP as a financial advisor to review the financial condition and performance of Conseco and its Subsidiaries, the duration and scope of such review to be at the direction and under the control of Conseco and the Agents (and Conseco agrees to use reasonable best efforts to facilitate such review) and (ii) paying all fees, costs and expenses incurred from time to time in connection with such review promptly upon receipt of an invoice for such services.

                    3.13. A.M. Best Rating Reduction Remedy. If on any date (the "Reduction Date") the rating from A.M. Best Company is reduced to less than B+ on Bankers Life and Casualty Company, Conseco Annuity Assurance Company, Conseco Health Insurance Company, Conseco Life Insurance Company or Conseco Senior Health Insurance Company, Conseco shall be obligated to retain an investment banker of national recognition (the "Investment Banker") reasonably satisfactory to the Agents to explore strategic alternatives ("Strategic Alternatives") to repaying in full in cash all Obligations under the $1.5 Billion Facility and each of the D&O Facilities (or, in the case of the D&O Facilities, cash collateralize such Facilities), which Strategic Alternatives shall include either (i) the sale of one or more of its Subsidiaries ("Sufficient Assets") the value of which will be sufficient to repay in full in cash all such Obligations, (ii) such other Strategic Alternative(s) approved by the Required Banks or (iii) both the sale of Sufficient Assets and one or more other Strategic Alternatives approved by the Required Banks (clauses (i), (ii) or (iii), individually, an "Approved Strategic Alternative"). At any time, the Required Banks may amend, supplement or otherwise modify the requirements of this Section 3.13, including amending the terms and/or conditions of an Approved Strategic Alternative, releasing Conseco from its obligations to proceed with the sale of Sufficient Assets or otherwise. Conseco and its Subsidiaries shall diligently pursue and take material steps toward achieving each Approved Strategic Alternative, including, to the extent applicable, the preparation and distribution of offering materials with respect to each Approved Strategic Alternative, facilitating advisors of Conseco in making contact with potential purchasers or other relevant parties in their due diligence processes, using reasonable best efforts to prepare, negotiate and execute transaction documents with respect thereto and consummate such transactions.

               Conseco shall provide the Agents with bi-weekly written reports (in form and scope acceptable to the Agents), describing the status of its progress in pursuing, and actions it has taken and is planning on taking toward achieving each Approved Strategic Alternative. Without limiting the generality of Conseco's obligations set forth above, Conseco shall have:

               (A) Engaged the Investment Banker to explore Strategic Alternatives no later than 30 days after the Reduction Date;

               (B) Distributed offering materials, and provided copies thereof to the Agents, with respect to any Approved Strategic Alternative, no later than 90 days after the Trigger Date;

               (C) Used reasonable best efforts to receive written expressions of interest, and provided copies thereof to the Agents, with respect to each Approved Strategic Alternative, no later than 120 days after the Trigger Date;

               (D) Used reasonable best efforts to sign the appropriate transaction documents with respect to any Approved Strategic Alternative no later than 180 days after the Trigger Date, unless the Required Banks have agreed to extend such date; and

               (E) Used reasonable best efforts to consummate any Approved Strategic Alternative no later than 270 days after the Trigger Date, unless the Required Banks have agreed to extend such date."

               (h) Amendment to Section 4.01. Section 4.01 of the Appendix is hereby amended by (i) deleting from Section 4.01(l) the word "and" where it appears at the end of such Section 4.01, (ii) replacing in Section 4.01(m) the "." where it appears at the end of such Section with a "; and" and (iii) adding at the end thereof the following new subsection 4.01(n):

                    "(n) subordinated Contingent Obligations of CIHC in respect of the New Exchange Offer Public Debt (the "Subordinated CIHC Guaranty"), provided that (i) such Subordinated CIHC Guaranty shall contain terms and conditions and shall be subordinated to any and all Obligations under the $1.5 Billion Facility and each of the D&O Facilities, in each case on terms and conditions satisfactory to the Agents and
                    (ii) the Exchange Offer and the disclosures made in connection therewith (including, without limitation, pursuant to the Offering Memorandum) shall be on terms and conditions satisfactory to the Agents.

               3. Amendment to Section 4.08. Section 4.08(c) of the Appendix is hereby amended by replacing the number "$100,000,000" where it appears in Sections 4.08(c)(i) and 4.08(c)(ii) thereof with the number "$50,000,000".

               4. Amendment to Section 4.14. Section 4.14 of the Appendix is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following table:



                           "Fiscal Quarter
                           Ending                                     Ratio
                           ---------------                            -----
                           December 31, 2001                          1.20 to 1.0
                           March 31, 2002                             1.25 to 1.0
                           June 30, 2002                              1.25 to 1.0
                           September 30, 2002                         1.10 to 1.0
                           December 31, 2002                          1.10 to 1.0
                           March 31, 2003                             1.30 to 1.0
                           June 30, 2003                              1.75 to 1.0
                           September 30, 2003                         1.90 to 1.0
                           December 31, 2003                          2.15 to 1.0
                           March 31, 2004                             2.25 to 1.0
                           June 30, 2004                              2.50 to 1.0
                           September 30, 2004                         2.50 to 1.0
                           December 31, 2004 and thereafter           2.50 to 1.0"


               5. Amendment to Section 4.15. Section 4.15 of the Appendix is hereby amended by (i) deleting the parenthetical contained therein and (ii) deleting the table contained therein in its entirety and inserting in lieu thereof the following table:



                           "Fiscal Quarter
                           Ending                                      Amount
                           ---------------                             ------
                           December 31, 2001                           $1,600,000,000
                           March 31, 2002                              $1,200,000,000
                           June 30, 2002                               $1,200,000,000
                           September 30, 2002                          $1,200,000,000
                           December 31, 2002                           $1,300,000,000
                           March 31, 2003                              $1,300,000,000
                           June 30, 2003                               $1,350,000,000
                           September 30, 2003                          $1,400,000,000
                           December 31, 2003                           $1,400,000,000
                           March 31, 2004                              $1,500,000,000
                           June 30, 2004                               $1,500,000,000
                           September 30, 2004                          $1,700,000,000
                           December 31, 2004 and thereafter            $1,700,000,000"

               6. Amendment to Section 4.16. Section 4.16 of the Appendix is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:

                    "4.16. Conseco Finance Tangible Net Worth. Conseco shall not permit Conseco Finance Tangible Net Worth as at the end of any Fiscal Quarter set forth below to be less than the relevant amount set forth below:



                           Fiscal Quarter
                           Ending                             Amount
                           --------------                     ------
                           December 31, 2001                  $1,200,000,000
                           March 31, 2002                     $1,200,000,000
                           June 30, 2002                      $1,200,000,000
                           September 30, 2002                 $1,200,000,000
                           December 31, 2002                  $1,200,000,000
                           March 31, 2003                     $1,200,000,000
                           June 30, 2003                      $1,200,000,000
                           September 30, 2003                 $1,200,000,000
                           December 31, 2003                  $1,300,000,000
                           March 31, 2004                     $1,300,000,000
                           June 30, 2004                      $1,300,000,000
                           September 30, 2004                 $1,300,000,000
                           December 31, 2004                  $1,300,000,000
                           March 31, 2005 and thereafter      $1,600,000,000"


               7. Amendment to Section 4.17. Section 4.17 is hereby amended by replacing the percentage "200%" where it appears therein with the percentage "250%".

               8. Amendment to Section 5.01. Section 5.01(c) is hereby amended by deleting the reference therein to "3.03(a), 4.01" and substituting in lieu thereof a reference to "3.03(a), 3.12(i), 3.13(A), (B) or (E), 4.01".

                                    Exhibit B

                              Form of Reaffirmation

March [__], 2002

JPMorgan Chase, as Administrative Agent
270 Park Avenue
NewYork, NY  10017

Attention: Ms. Helen Newcomb

        Re: First Stage Amendment and Agreement, dated March 20, 2002 (the "Agreement"), among Conseco, Inc. ("Conseco"), CDOC, Inc., ("CDOC"), CIHC, Incorporated ("CIHC"), the financial institutions party thereto (collectively, the "Banks"), and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent")

Ladies and Gentlemen:

        Reference is made to the Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning assigned thereto in the Agreement.

        This letter is intended to constitute the reaffirmation (this "Reaffirmation") of specified documents referenced in the Agreement, and, as such, is being delivered to satisfy the condition of Section 8.1(e) of the Agreement, which requires a reaffirmation of the agreements listed on Schedule I hereto (the "Reaffirmed Agreements") as a condition to the effectiveness of the Agreement. This letter is for the benefit of the Administrative Agent and the Banks.

        Each of the parties hereto hereby reaffirm the Reaffirmed Agreements to which it is a party in each and every respect, including, without limitation, the validity of any and all of its obligations under each of the Reaffirmed Agreements including, without limitation, regardless of:

               (a) any defense any borrower has, may have, or may otherwise assert with respect to his, her, or its liability for any loans or otherwise with respect to any other obligation any such borrower may have under the Credit Agreement (relating to refinancing of certain loans under that certain Credit Agreement, dated as of September 15, 1999, as terminated and replaced by that certain Termination and Replacement Agreement, dated as of May 30, 2000), as amended, dated as of November 22, 2000, among the persons listed on the signature pages thereto, as Borrowers, the Banks and the Administrative Agent (the "Credit Agreement"), or any Loan Document relating thereto, including, without limitation, any defense asserted or that might be asserted by any such borrower as arising from:

                    (i) the execution, delivery and performance or
               non-performance by any party under of the September 22, 2000 Agreement,

                    (ii) the execution, delivery, and performance or
               non-performance by any party under the Credit Agreement,

                    (iii) the execution, delivery or non-performance by any
               party under any other Loan Document and/or

                    (iv) any aspect of the Plan, and/or

               (b) any past, present, or future exercise or non-exercise by the Administrative Agent of any right, power and/or remedy against any borrower under the Credit Agreement (and/ or his, her, or its property), any Cash Collateral Deposits (as such term is defined in the September 22, 2000 Agreement), or CIHC (and/or its property).

        Furthermore, each of the parties hereto hereby (a) confirms that it has requested the Administrative Agent and the Banks to enter into the Agreement and
(b) acknowledges that the Administrative Agent and the Banks would not enter into the Agreement in the absence of its reaffirmation of the Reaffirmed Agreements and that the Administrative Agent and the Banks are thus relying upon such reaffirmation.

        Each of the undersigned represents and warrants that he or she has been properly authorized to execute and deliver this Reaffirmation on behalf of Conseco, CIHC or CDOC, as applicable.

        Finally, each of the undersigned acknowledge that each of the Administrative Agent, the Banks, and their respective successors and assigns shall be entitled to rely upon this Reaffirmation and that this Reaffirmation is governed by Illinois law.

                               [signatures follow]

                                          Very truly yours,


                                          CONSECO, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          CIHC, INCORPORATED


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          CDOC, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                   Schedule I

        1. Guaranty, dated November 22, 2000, between Conseco, Inc. as Guarantor and JPMorgan Chase Bank as Administrative Agent

        2. Guaranty and Subordination Agreement, dated as of November 22, 2000, made by CIHC, Incorporated, as Guarantor and Subordinated Borrower, Conseco Inc. as Obligor and Subordinated Lender, in favor of JPMorgan Chase Bank as Administrative Agent

        3. Amended and Restated Cash Collateral Pledge Agreement, dated as of November 22, 2000, among CDOC, Inc, Bank of America, National Association as Collateral Agent and Bank of America, National Association as Depositary Bank